UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (847) 932-7900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement

AbbVie Inc. (“AbbVie”) entered into an Underwriting Agreement, dated as of May 9, 2016 (the “Underwriting Agreement”) by and among AbbVie and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (the “Underwriters”), pursuant to which AbbVie has agreed to issue to the Underwriters $1,800,000,000 aggregate principal amount of its 2.300% senior notes due 2021 (the “2021 Notes”), $1,000,000,000 aggregate principal amount of its 2.850% senior notes due 2023 (the “2023 Notes”), $2,000,000,000 aggregate principal amount of its 3.200% senior notes due 2026 (the “2026 Notes”), $1,000,000,000 aggregate principal amount of its 4.300% senior notes due 2036 (the “2036 Notes”) and $2,000,000,000 aggregate principal amount of its 4.450% senior notes due 2046 (the “2046 Notes” and together with the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes, the “Debt Securities”).  Each series of the Debt Securities is subject to the Registration Statement on Form S-3 (File No. 333-203677) that AbbVie filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2015 relating to the public offering from time to time of debt securities of AbbVie pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with AbbVie’s filing with the SEC of a definitive prospectus supplement, dated March 9, 2016, and prospectus, dated April 27, 2015, relating to the public offering of the Debt Securities, AbbVie is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

In connection with the issuance and sale of the Debt Securities, on May 12, 2016, AbbVie and U.S. Bank National Association, as trustee (the “Trustee”), entered into Supplemental Indenture No. 3 (the “Supplemental Indenture”) to the Indenture, dated as of November 8, 2012 between the Company and the Trustee. The Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K.

* * * * *

The representations, warranties and covenants of each party set forth in the agreements described in this Current Report on Form 8-K have been made only for purposes of, and were and are solely for the benefit of the parties to, the applicable agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the applicable agreement or such other date as is specified in the agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, such agreements are included with this filing only to provide investors with information regarding the terms of those agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. These agreements should not be read alone, but should instead be read in conjunction with the periodic and current reports and statements that the AbbVie and/or its subsidiaries file with the Securities and Exchange Commission.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

1.1

Underwriting Agreement, dated as of May 9, 2016, by and among AbbVie Inc., and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

4.1	Supplemental Indenture No. 3 dated May 12, 2016, between AbbVie Inc. and U.S. Bank National Association, as trustee

4.2	Form of 2.300% Notes due 2021 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.3	Form of 2.850% Notes due 2023 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.4	Form of 3.200% Notes due 2026 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.5	Form of 4.300% Notes due 2036 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.6	Form of 4.450% Notes due 2046 (included in Exhibit 4.1 of this Current Report on Form 8-K)

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 12, 2016	By:	/s/ William J. Chase
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement, dated as of May 9, 2016, by and among AbbVie Inc., and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

4.1	Supplemental Indenture No. 3 dated May 12, 2016, between AbbVie Inc. and U.S. Bank National Association, as trustee

4.2	Form of 2.300% Notes due 2021 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.3	Form of 2.850% Notes due 2023 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.4	Form of 3.200% Notes due 2026 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.5	Form of 4.300% Notes due 2036 (included in Exhibit 4.1 of this Current Report on Form 8-K)

4.6	Form of 4.450% Notes due 2046 (included in Exhibit 4.1 of this Current Report on Form 8-K)

5.1	Opinion of Mayer Brown LLP

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)